                         OPTION AND SETTLEMENT AGREEMENT

          OPTION AND SETTLEMENT AGREEMENT, dated as of March 18, 1998, among Fort James Corporation, a Virginia corporation (formerly known as James River Corporation of Virginia) ("Fort James"), Fort James Operating Company, a Virginia corporation ("Fort James Operating"), Fort James Fiber Company, a Virginia corporation (formerly known as James River Timber Corporation) ("FJT"), Fort James International Holdings, Ltd., a Virginia corporation (formerly known as James River International Holdings Ltd.) ("FJI" and, together with FJT, the "Fort James Subsidiaries"), Crown Vantage Inc., a Virginia corporation ("Holdings"), and Crown Paper Co., a Virginia corporation (the "Company").

                                  INTRODUCTION

          Certain capitalized terms used herein are defined in Article I.

          The Fort James Subsidiaries are the holders of the 11.45% Senior Pay-In-Kind Notes due September 1, 2007 of Holdings listed in Exhibit 1 hereto, issued by Holdings pursuant to the Note Purchase Agreement, dated as of August 23, 1995, as amended (the "Purchase Agreement"), between Holdings and Fort James (the "11.45% Notes").

          Pursuant to this Agreement and in order to settle claims and contingent claims by Holdings and the Company against the Fort James Entities, and by the Fort James Entities against Holdings and the Company, relating to the Contribution Agreement, the Related Agreements and the transactions effected thereunder and contemplated thereby, (1) Fort James will, subject to the terms and conditions set forth herein, cause the Fort James Subsidiaries to transfer to Holdings and the Company (the "Crown Vantage Entities") an aggregate of $33,000,000 in principal amount of the 11.45% Notes, together with $188,910 in interest accrued thereon from March 1, 1998 to and including the date hereof (collectively, the "Settlement Notes"), and (2) the Crown Vantage Entities and the Fort James Entities will, subject to the terms and conditions set forth herein, grant the releases specified in Article II.

          Concurrently herewith, the Fort James Entities and the Crown Vantage Entities are entering into an agreement, dated as of the date hereof (the "Insurance Agreement"), to provide for the ongoing administration of, and the allocation of insurance relating to, certain litigation claims, which Insurance Agreement will become effective as provided therein.

          The Fort James Subsidiaries desire to grant to Holdings, and Holdings desires to acquire from the Fort James Subsidiaries, an option to purchase on the terms and subject to the conditions set forth in this Agreement any and all other 11.45% Notes of Holdings held by the Fort James Subsidiaries, together with (a) any accrued interest thereon and any Secondary Notes issued in lieu of the payment of such interest, and (b) any interest accrued on the Settlement Notes and any Secondary Notes issued in lieu of payment of such interest from and excluding the date hereof through the earlier of (1) the date of their transfer to Holdings and the Company pursuant to Section 2.2 and (2) the date of the Option Closing (as defined in Section 3.5) (the "Option Notes"). As used in this Agreement, the term "Option Notes" shall (A) exclude the Set-tlement Notes and (B) include any and all other Secondary Notes held by the Fort James Subsidiaries on the date hereof and any and all Secondary Notes issued by Holdings after the date hereof and on or before the Option Closing, together in each case with any accrued interest thereon.

          Subject to the terms and conditions hereof, the Fort James Entities and the Crown Vantage Entities wish to amend the Purchase Agreement, the 11.45% Notes and the form of Indenture relating thereto by means of an amendment agreement (the "Note Amendment") being executed concurrently herewith in the form attached hereto as Exhibit 2, which will become effective as provided therein.

          In consideration of the mutual benefits to be derived from this Agreement and of the representations, warranties, conditions, agreements and promises contained herein and other good and valuable consideration, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          1.1. As used herein, the following terms have the following meanings:

          "Company Indenture" means the Indenture, dated as of August 23, 1995, between the Company and The Bank of New York, relating to $250,000,000 in aggregate principal amount of the 11% Senior Subordinated Notes due 2005 of the Company.

          "Company Notes" means the 11% Senior Subordinated Notes due 2005 of the Company issued pursuant to the Company Indenture.

          "Contribution Agreement" means the Contribution Agreement, dated as of August 15, 1995, among Fort James, Fort James Operating, Holdings and the Company.

          "Credit Agreement" means the $350,000,000 Credit Agreement, dated as of August 15, 1995, as amended, among Holdings, the Company and the Banks listed therein.

          "Crown Vantage Entities" means, collectively, Holdings and the Company.

          "Encumbrances" means any or all options (other than the Option, as defined in Section 3.1), pledges, charges, escrows, rights of first refusal, mortgages, indentures, security interests, liens, restrictions on transfer, claims or other encumbrances, agreements or arrangements of any nature or character, whether written or oral and whether or not relating in any way to credit or the borrowing of money.

          "Fort James Entities" means, collectively, Fort James, Fort James Operating and the Fort James Subsidiaries.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of August 23, 1995, among Holdings and the holders, from time to time, of the 11.45% Notes.

          "Related Agreements" means the agreements listed in Section 5.1 of the Contribution Agreement.

                                   ARTICLE II
                             SETTLEMENT AND RELEASE

          2.1. (a) The parties hereto agree and acknowledge that (1) the provisions of the Contribution Agreement listed in Schedule 2.1(a) and (2) the Related Agreements and other agreements listed in Schedule 2.1(a) (collectively, the "Non-Terminated Provisions and Agreements") remain in full force and effect.

          (b) The parties hereto agree and acknowledge that subject to subparagraph (d) of this Section 2.1, (1) all provisions of the Contribution Agreement other than those listed in Schedule 2.1(a) and (2) each of the Related Agreements listed in Schedule 2.1(b) (collectively, the "Terminated Provisions and Agreements") either have been, or hereby are, terminated (including any provision in such a Related Agreement which, by its terms, would otherwise survive such termination), without any further obligation thereunder on the part of any party thereto.

          (c) (1) The Crown Vantage Entities represent and warrant to the Fort James Entities that, as of the date hereof, the Crown Vantage Entities know of
(A) no breaches or potential breaches by the Fort James Entities, (B) no claims or potential claims by the Crown Vantage Entities against the Fort James Entities, and (C) no facts, circumstances or events which would give rise to the assertion of any such breach or any such claims, in each case under the Non-Terminated Provisions and Agreements.

          (2) The Fort James Entities represent and warrant to the Crown Vantage Entities that, as of the date hereof, the Fort James Entities know of
(A) no breaches or potential breaches by the Crown Vantage Entities, (B) no claims or potential claims by the Fort James Entities against the Crown Vantage Entities, and (C) no facts, circumstances or events which would give rise to the assertion of any such breach or any such claims, in each case under the Non-Terminated Provisions and Agreements.

          (d) The parties agree and acknowledge that (1) their respective obligations set forth in the 11.45% Notes, the Purchase Agreement and the Registration Rights Agreement, remain in full force and effect and shall be unaffected by the other provisions of this Article II and (2) no releases of any such obligations are being granted under this Article II or otherwise.

          2.2. In consideration for, subject to and effective upon, the effectiveness of the releases granted under Section 2.3, at the Settlement Closing (as defined in Section 2.6), the Fort James Subsidiaries agree to sell, transfer and deliver to Holdings an aggregate of $25,000,000 in principal amount together with $143,114 in interest, and to the Company an aggregate of $8,000,000 in principal amount together with $45,796 in interest, of the Settlement Notes, respectively, free and clear of all Encumbrances.

          2.3. At the Settlement Closing, in consideration for, subject to, and effective upon, such sale, transfer and delivery by the Fort James Subsidiaries of the Settlement Notes to Holdings and the Company, and also in consideration for the releases by the Fort James Entities set forth in Section 2.4, the granting of the Option and the other agreements provided herein:

          (a) Except to the extent specifically set forth in the Insurance Agreement, each of Holdings and the Company for themselves, and each of their respective officers, directors, agents, attorneys, employees, predecessors, parents, subsidiaries, affiliates, and their respective heirs, executors, administrators, successors and assigns (collectively, the "Crown Vantage Affiliates"), and any person or entity acting for or on behalf of, or claiming under, any of the foregoing (collectively with the Crown Vantage Affiliates, the "Crown Vantage Releasors"), fully, finally and forever releases and discharges each of the Fort James Entities, and each of their past, present and future officers, directors, agents, attorneys, employees, predecessors, parents, subsidiaries, affiliates and their respective heirs, executors, administrators, successors and assigns and any person or entity acting for or on behalf of, or claiming under, any of the foregoing (collectively, the "Fort James Released Parties"), from all actions, causes, and rights of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, losses, claims, liabilities and demands of any kind or nature whatsoever, whether at law or in equity, (1) whether known (including known contingent claims) or which should or could have been known, which any of the Crown Vantage Releasors ever had or may have had, now have, or (based on events that have already occurred and which currently are known or should or could have been known by the Crown Vantage Releasors) hereafter can, shall or may have, against any of the Fort James Released Parties for, upon or by reason of any act, omission or other matter, cause or thing whatsoever from the beginning of the world, arising out of, or in any way connected to, the Non-Terminated Provisions and Agreements, and the transactions effected pursuant thereto or contemplated thereby, and (2) whether known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, hidden or concealed, which any of the Crown Vantage Releasors ever had or may have had, now have, or hereafter can, shall or may have, against any of the Fort James Released Parties for, upon or by reason of any act, omission or other matter, cause or thing whatsoever from the beginning of the world, arising out of, or in any way connected to, the Terminated Provisions and Agreements, the transactions effected pursuant thereto or contemplated thereby, or any other matter in any way related thereto; provided that in no event under this subparagraph (a) are any releases granted with respect to, and the Crown Vantage Released Matters (as defined herein) shall not include, claims relating to (A) any latent product defects, unknown as of the date hereof, in products shipped to the Crown Vantage Entities by the Fort James Entities or (B) trade payables owed to the Crown Vantage Entities and incurred by the Fort James Entities in the ordinary course under Non-Terminated Provisions and Agreements. The releases by the Crown Vantage Releasors specified in this Section 2.3(a) are referred to herein as the "Crown Vantage Released Matters."

          (b) Each of Holdings and the Company on their own behalf, and on behalf of the other Crown Vantage Affiliates, further agrees never to file or institute against Fort James, or any other of the Fort James Released Parties, any suit, charge, proceeding or action of any kind or nature whatsoever, whether at law, in equity or otherwise, in or before any court, administra-tive agency, arbitral panel or other tribunal wherever situated asserting, directly or indirectly, any claim, demand, cause or right of action of any kind or nature whatsoever, arising out of, or in any way connected to, any matter which is a Crown Vantage Released Matter. In the event that any litigation of any kind or nature whatsoever is initiated by any of the Crown Vantage Affiliates against any of the Fort James Released Parties, or in the event any of the Crown Vantage Affiliates provides financial support in connection with any such litigation by a Crown Vantage Releasor which is not a Crown Vantage Affiliate, which litigation asserts a claim, demand, cause or right of action, or other matter released as a Crown Vantage Released Matter, the Fort James Released Parties sued in such litigation shall be entitled to recover from the Crown Vantage Entities their reasonable attorneys' fees incurred as a result of such litigation. This covenant not to sue shall not apply to any action by either Holdings or the Company to enforce this Agreement.

          (c) Each of Holdings and the Company agrees to indemnify and hold harmless each of the Fort James Released Parties against the full amount of any liability, loss, damage, judgment or expense (including costs and reasonable attorneys' fees incurred by the Fort James Released Parties) incurred in connection with any claim, demand, cause or right of action, or any other matter whatsoever: (1) brought by any Crown Vantage Affiliate against any Fort James Released Party with respect to any Crown Vantage Released Matter, (2) brought as a claim-over arising from any claim brought by a Crown Vantage Affiliate against any third-party, who then asserts a claim against a Fort James Released Party with respect to a Crown Vantage Released Matter, (3) brought by any person or entity under any assignment or other transfer of any kind from any Crown Vantage Affiliate with respect to any Crown Vantage Released Matter, or (4) arising out of any breach of the representations and warranties made in this Agreement by Holdings and the Company. Each of Holdings and the Company agrees to pay to the Fort James Entities the amount of any recovery by such Crown Vantage Entity in any litigation brought by a Crown Vantage Affiliate or shareholder on behalf of such Crown Vantage Entity with respect to a Crown Vantage Released Matter.

          2.4. At the Settlement Closing, in consideration for, subject to, and effective upon, the effectiveness of the releases granted under Section
2.3 and in consideration for the other agreements provided herein:

          (a) Except to the extent specifically set forth in the Insurance Agreement, each of the Fort James Entities for themselves, and each of their respective officers, directors, agents, attorneys, employees, predecessors, parents, subsidiaries, affiliates, and their respective heirs, executors, administrators, successors and assigns (collectively, the "Fort James Affiliates"), and any person or entity acting for or on behalf of, or claiming under, any of the foregoing (collectively with the Fort James Affiliates, the "Fort James Releasors"), fully, finally and forever releases and discharges each of the Crown Vantage Entities, and each of their past, present and future officers, directors, agents, attorneys, employees, predecessors, parents, subsidiaries, affiliates and their respective heirs, executors, administrators, successors and assigns and any person or entity acting for or on behalf of, or claiming under, any of the foregoing (collectively, the "Crown Vantage Released Parties"), from all actions, causes, and rights of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, losses, claims, liabilities and demands of any kind or nature whatsoever, whether at law or in equity, (1) whether known (including known contingent claims) or which should or could have been known, which any of the Fort James Releasors ever had or may have had, now have, or (based on events that have already occurred and which currently are known or should or could have been known by the Fort James Releasors) hereafter can, shall or may have, against any of the Crown Vantage Released Parties for, upon or by reason of any act, omission or other matter, cause or thing whatsoever from the beginning of the world, arising out of, or in any way connected to, the Non-Terminated Provisions and Agreements, and the transactions effected pursuant thereto or contemplated thereby, and (2) whether known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, hidden or concealed, which any of the Fort James Releasors ever had or may have had, now have, or hereafter can, shall or may have, against any of the Crown Vantage Released Parties for, upon or by reason of any act, omission or other matter, cause or thing whatsoever from the beginning of the world, arising out of, or in any way connected to, the Terminated Provisions and Agreements, the transactions effected pursuant thereto or contemplated thereby, or any other matter in any way related thereto; provided that in no event under this subparagraph (a) are any releases granted with respect to, and the Fort James Released Matters (as defined herein) shall not include, claims relating to any (A) latent defects, unknown as of the date hereof, in products shipped to the Fort James Entities by the Crown Vantage Entities or (B) trade payables owed to the Fort James Entities and incurred by the Crown Vantage Entities in the ordinary course under Non-Terminated Provisions and Agreements. The releases by the Fort James Releasors specified in this Section 2.4(a) are referred to herein as the "Fort James Released Matters."

          (b) Each of the Fort James Entities on their own behalf, and on behalf of the other Fort James Affiliates, further agrees never to file or institute against any of the Crown Vantage Entities, or any other of the Crown Vantage Released Parties, any suit, charge, proceeding or action of any kind or nature whatsoever, whether at law, in equity or otherwise, in or before any court, administrative agency, arbitral panel or other tribunal wherever situated asserting, directly or indirectly, any claim, demand, cause or right of action of any kind or nature whatsoever, arising out of, or in any way connected to, any matter which is a Fort James Released Matter. In the event that any litigation of any kind or nature whatsoever is initiated by any of the Fort James Affiliates against any of the Crown Vantage Released Parties, or in the event any of the Fort James Affiliates provides financial support in connection with any such litigation by a Fort James Releasor which is not a Fort James Affiliate, which litigation asserts a claim, demand, cause or right of action, or other matter released as a Fort James Released Matter, the Crown Vantage Released Parties sued in such litigation shall be entitled to recover from the Fort James Entities their reasonable attorneys' fees incurred as a result of such litigation. This covenant not to sue shall not apply to any action by any Fort James Entity to enforce this Agreement.

          (c) Each Fort James Entity agrees to indemnify and hold harmless each of the Crown Vantage Released Parties against the full amount of any liability, loss, damage, judgment or expense (including costs and reasonable attorneys' fees incurred by the Crown Vantage Released Parties) incurred in connection with any claim, demand, cause or right of action, or any other matter whatsoever: (1) brought by any Fort James Affiliate against any Crown Vantage Released Party with respect to any Fort James Released Matter, (2) brought as a claim-over aris-ing from any claim brought by a Fort James Affiliate against any third-party, who then asserts a claim against a Crown Vantage Released Party with respect to a Fort James Released Matter, (3) brought by any person or entity under any assignment or other transfer of any kind from any Fort James Affiliate with respect to any Fort James Released Matter, or (4) arising out of any breach of the representations and warranties made in this Agreement by the Fort James Entities. Each Fort James Entity agrees to pay to the Crown Vantage Entities the amount of any recovery received by such Fort James
Entity in any litigation brought by a Fort James Affiliate or shareholder on behalf of such Fort James Entity with respect to a Fort James Released Matter.

          2.5. It is understood and agreed that the settlement and releases provided in this Agreement, when they become effective, will express the full and complete settlement of the Crown Vantage Released Matters and the Fort James Released Matters, respectively. Neither the execution and acceptance of this Agreement nor the transfer of any 11.45% Notes or the payment of any sums hereunder, constitutes in any manner, or is to be presumed, construed or deemed to be an admission of liability, fault, wrongdoing, or misconduct, of any kind, by any party, or as to the potential value of the Crown Vantage Released Matters or the Fort James Released Matters, respectively, and may not be used in evidence for any purpose in any litigation except to enforce the terms of this Agreement. The parties hereto agree that in the event any of them commences an action against the other in violation of the terms hereof, this Agreement may be pleaded in bar of any such action, and the party against whom such action is commenced shall be entitled to injunctive relief.

          2.6. (a) As used in this Agreement, the "Consent Effective Date" shall be the date on which all of the consents required under the Credit Agreement and the Company Indenture for Holdings and the Company to grant the releases in exchange for the Settlement Notes under this Article II shall have become effective in accordance with such agreements (the "Credit Agreement Consents" and the "Indenture Consents", respectively).

          (b) The closing for the consummation of the transactions contemplated by this Article II (the "Settlement Closing") shall take place at the offices of Howard, Darby & Levin, 1330 Avenue of the Americas, New York, New York, at 10:00 A.M., New York City time, on the closing date (the "Settlement Closing Date") specified in a notice from Holdings and the Company to Fort James given within two business days of the Consent Effective Date; PROVIDED that such closing date shall occur no more than five business days from the Consent Effective Date.

          2.7 Upon the occurrence of the Settlement Closing on the Settlement Closing Date, the Insurance Agreement and the Note Amendment shall become effective in accordance with their terms.

          2.8. The obligations of the Fort James Entities at the Settlement Closing to transfer the Settlement Notes in accordance with Section 2.2 and the effectiveness of the releases granted under Section 2.4 are subject to the satisfaction of the following conditions precedent, unless waived by Fort James:

          (a) The representations and warranties of Holdings and the Company contained in this Agreement shall be true and correct as of the date hereof and as of the Settlement Closing as if made on and as of the Settlement Closing, and Holdings and the Company shall have performed and complied with all covenants and agreements required to be performed or complied with by them on or prior to the Settlement Closing.

          (b) The Fort James Subsidiaries shall have received a certificate of an executive officer of Holdings and the Company confirming the matters set forth in subparagraph (a) of this Section 2.8.

          (c)  The Consent Effective Date shall have occurred.

          2.9. The obligations of Holdings and the Company at the Settlement Closing and the effectiveness of the releases granted under Section 2.3 are subject to the satisfaction of the following conditions precedent, unless waived by Holdings and the Company:

          (a) Holdings and the Company shall have received the Settlement Notes pursuant to Section 2.2, duly endorsed for transfer and delivery to Holdings and the Company, as applicable.

          (b) The representations and warranties of the Fort James Entities contained in this Agreement shall be true and correct as of the date hereof and as of the Settlement Closing as if made on and as of the Settlement Closing, and the Fort James Entities shall have performed and complied with all covenants and agreements required to be performed or complied with by them on or prior to the Settlement Closing.

          (c) Holdings and the Company shall have received a certificate of an executive officer of the Fort James Entities confirming the matters set forth in subparagraph (b) of this Section 2.9.

          (d)  The Consent Effective Date shall have occurred.

                                   ARTICLE III
                                     OPTION

          3.1. (a) The Fort James Subsidiaries hereby grant to Holdings the exclusive right to purchase all, but not less than all, of the Option Notes (the "Option") at the price and on the other terms and conditions set forth herein.

          (b) In consideration of the grant by the Fort James Subsidiaries of the Option hereunder, Holdings agrees to pay $10.00 to the Fort James Subsidiaries on the date hereof.

          (c) The Option will expire and be of no further force and effect, unless theretofore exercised, at 5:00 P.M., New York City time, on September 30, 1998 (the "Scheduled Expiration Date"). In no event will Holdings have the right to exercise the Option after the Scheduled Expiration Date for any reason whatsoever.

          3.2. The Option shall be exercised only by Holdings giving written notice to Fort James and the Fort James Subsidiaries during the period from and including the date hereof to and including the Scheduled Expiration Date of the Option, stating that (a) the Option is exercised without condition or qualification and (b) performance of Holdings' obligations with respect to the Option at the Option Closing will be subject to no conditions or qualifications (except for the conditions precedent set forth in Section 3.8), and specifying a scheduled closing date for the sale and purchase of the Option Notes. No partial exercise of the Option shall be permitted.
Such closing date must be a date not less than five days nor more than 30 days from the date on which the Option is exercised (or the next succeeding business day if such day is a Saturday, Sunday or holiday), it being understood that if Holdings requests a period shorter than five days in order to accommodate a simultaneous closing with other financing transactions necessary to exercise the Option, the Fort James Entities will use reasonable best efforts to facilitate such schedule.

          3.3. (a) In the event Holdings exercises the Option, in exchange for the payment under Section 3.3(b), the Fort James Subsidiaries agree to sell, transfer and deliver to Holdings the Option Notes at the Option Closing (as defined in Section 3.5), free and clear of all Encumbrances.

          (b) In exchange for the sale, transfer and delivery to Holdings of the Option Notes at the Option Closing, Holdings agrees to pay to the Fort James Subsidiaries $80,000,000 (the "Purchase Price"). The Purchase Price shall be allocated among the Fort James Subsidiaries in the manner directed by Fort James in writing at least two business days prior to the Option Closing.

          3.4. The Purchase Agreement shall terminate at the Option Closing upon consummation of the transactions contemplated by this Agreement following exercise of the Option.

          3.5. The closing for the consummation of the transactions contemplated by this Article III upon exercise of the Option (the "Option Closing") shall take place at the offices of Howard, Darby & Levin, 1330 Avenue of the Americas, New York, New York, at 10:00 A.M., New York City time, on the closing date specified in Holdings' notice under Section 3.2.

          3.6. Holdings agrees that it shall fund the Purchase Price only from (1) cash on hand, (2) the proceeds of an offering or offerings of Holdings' capital stock (common or preferred) either in the public or private markets, (3) sales of assets by Holdings or any of its subsidiaries in one or more transactions (so long as any such sales along with the exercise of this Option will materially improve Holdings' balance sheet), or (4) any combination of any or all of the sources of funds specified in clauses (1),
(2), and (3) of this Section 3.6. In no event shall Holdings fund the Purchase Price from borrowings under any new or existing indebtedness of Holdings or any of its subsidiaries.

          3.7. The obligations of the Fort James Subsidiaries at the Option Closing are subject to the satisfaction of the following conditions precedent, unless waived by Fort James:

          (a) The Fort James Subsidiaries shall have received the Purchase Price pursuant to Section 3.3(b) by wire transfer of immediately available funds to an account or accounts designated in writing to Holdings at least two business days prior to the Option Closing or by such other method as may be acceptable to the Fort James Entities in their sole discretion.

          (b) The representations and warranties of Holdings and the Company contained in this Agreement shall be true and correct as of the date hereof and as of the Option Closing as if made on and as of the Option Closing, and Holdings and the Company shall have performed and complied with all covenants and agreements required to be performed or complied with by them on or prior to the Option Closing.

          (c) The Fort James Subsidiaries shall have received a certificate of an executive officer of Holdings and the Company confirming the matters set forth in subparagraph (b) of this Section 3.7.

          (d)  The Settlement Closing Date shall have occurred.

          3.8. The obligations of Holdings at the Option Closing are subject to the satisfaction of the following conditions precedent, unless waived by Holdings.

          (a) Holdings shall have received the Option Notes pursuant to Section 3.3(a), duly endorsed for transfer and delivery to Holdings.

          (b) The representations and warranties of the Fort James Entities contained in this Agreement shall be true and correct as of the date hereof and as of the Option Closing as if made on and as of the Option Closing, and the Fort James Entities shall have performed and complied with all covenants and agreements required to be performed or complied with by them on or prior to the Option Closing.

          (c) Holdings shall have received a certificate of an executive officer of the Fort James Entities confirming the matters set forth in subparagraph (b) of this Section 3.8.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

          4.1. Each of the Fort James Entities jointly and severally represents and warrants to Holdings and the Company as follows:

          (a) Each Fort James Entity is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

          (b) The execution and delivery by each Fort James Entity of this Agreement, the Insurance Agreement and the Note Amendment, in each case to the extent such entity is a party to such agreement, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of such Fort James Entity. Each Fort James Entity has all requisite corporate power and authority to enter into this Agreement, the Insurance Agreement and the Note Amendment, in each case to the extent such entity is a party to such agreement, and to consummate the transactions contemplated hereby and thereby and such Fort
James Entity has duly executed and delivered this Agreement, the Insurance Agreement and the Note Amendment. Each of this Agreement, the Insurance Agreement and the Note Amendment is the valid and binding obligation of such Fort James Entity, enforceable against such Fort James Entity in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (c) The execution and delivery by each Fort James Entity of this Agreement, the Insurance Agreement and the Note Amendment, in each case to the extent such entity is a party to such agreement, and the performance of the transactions contemplated hereby and thereby, do not and will not (1) violate, conflict with or result in a breach of any provision of the certificate of incorporation or by-laws of such Fort James Entity, (2) violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrance upon any of the properties of such Fort James Entity under, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement or other instrument to which such Fort James Entity of any of its properties may be bound, (3) violate or result in a breach of any order, injunction, judgment, ruling, law or regulation of any court or governmental authority applicable to such Fort James Entity or any of its properties, or (4) require any order, consent, approval or authorization of, or notice to, or declaration, filing, application, qualification or registration with, any governmental or regulatory authority, or any other third party.

          (d)  The Fort James Subsidiaries hold the 11.45% Notes listed in
Exhibit 1. Since the date of original issuance of such 11.45% Notes to the Fort James Subsidiaries, none of the Fort James Subsidiaries has transferred, sold, offered to sell, granted any option (other than the Option) for the sale of, assigned, pledged, granted any security interest in, or otherwise disposed of, any of such 11.45% Notes.

          (e) None of the Fort James Entities nor, to their knowledge, any of the other Fort James Releasors, has assigned or transferred, or purported to assign or transfer, in whole or in part, voluntarily, involuntarily or by operation of law, any claim or other matter released and discharged pursuant to this Agreement, or any portion thereof, and each of the Fort James Entities and, to their knowledge, each of the other Fort James Releasors have sole, complete and entirely unencumbered right, title and interest in and to the claims and other matters released and discharged by such party herein.

          (f) Each of the Fort James Entities (1) has received independent legal advice in this matter and is entering into this Agreement and the releases provided herein freely and voluntarily, wholly upon its own judgment, belief and knowledge, and (2) except as expressly set forth herein, does not rely, and has not relied, upon any representation, warranty, omission, promise or statement made by any of the other parties hereto, or anyone else, with respect to this Agreement.

          4.2. Each of Holdings and the Company represents and warrants to the Fort James Entities as follows:

          (a) Each of Holdings and the Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia.

          (b) The execution and delivery by Holdings and the Company of this Agreement, the Insurance Agreement and, in the case of Holdings, the Note Amendment, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of Holdings and the Company. Each of Holdings and the Company has all requisite corporate power and authority to enter into this Agreement, the Insurance Agreement and, in the case of Holdings, the Note Amendment, and to consummate the transactions contemplated hereby and thereby, and each of Holdings and the Company has duly executed and delivered this Agreement, the Insurance Agreement and, in the case of Holdings, the Note Amendment. Each of this Agreement, the Insurance Agreement and, in the case of Holdings, the Note Amendment is the valid and binding obligation of each of Holdings and the Company, enforceable against each of Holdings and the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (c) The execution and delivery by each of Holdings and the Company of this Agreement, the Insurance Agreement and, in the case of Holdings, the Note Amendment, and, except for the exercise by Holdings of the Option and the requirement to obtain the Credit Agreement Consents and the Indenture Consents, the performance of the transactions contemplated hereby and thereby, do not and will not (1) violate, conflict with or result in a breach of any provision of the certificate of incorporation or by-laws of Holdings or the Company, (2) violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrance upon any of the properties of Holdings or the Company or any of their subsidiaries under, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement or other instrument to which Holdings or the Company or any of their subsidiaries or any of their respective properties may be bound,
(3) violate or result in a breach of any order, injunction, judgment, ruling, law or regulation of any court or governmental authority applicable to Holdings or the Company or any of their properties, or (4) require any order, consent, approval or authorization of, or notice to, or declaration, filing, application, qualification or registration with, any governmental or regulatory authority, or any other third party.

          (d) Neither Holdings nor the Company, nor, to their knowledge, any of the other Crown Vantage Releasors, has assigned or transferred, or purported to assign or transfer, in whole or in part, voluntarily, involuntarily or by operation of law, any claim or other matter released and discharged pursuant to this Agreement, or any portion thereof, and each of Holdings and the Company and, to their knowledge, each of the other Crown Vantage Releasors has sole, complete and entirely unencumbered right, title and interest in and to the claims and other matters released and discharged by such party herein.

          (e) Each of Holdings and the Company (1) has received independent legal advice in this matter and is entering into this Agreement and the releases provided herein freely and voluntarily, wholly upon its own judgment, belief and knowledge, and (2) except as expressly set forth herein, does not rely, and has not relied, upon any representation, warranty, omission, promise or statement made by any of the other parties hereto, or anyone else, with respect to this Agreement.

                                    ARTICLE V
                                    COVENANTS

          5.1. (a) The parties hereto agree to take all commercially reasonable actions as are necessary to effectuate this Agreement, the Insurance Agreement, the Note Amendment, and the transactions contemplated hereby and thereby.

          (b) Without limiting the foregoing, Holdings and the Company shall use commercially reasonable efforts to seek to obtain the Credit Agreement Consents and the Indenture Consents.

          (c) Fort James shall have the right to review and comment upon those portions (but no other portions) of the written materials used to solicit the Credit Agreement Consents and the Indenture Consents that describe this Agreement or the matters covered hereby.

          (d) In the event that the Indenture Consents are obtained pursuant to a consent solicitation that does not involve any consents, waivers or amendments under the Company Indenture other than the Indenture Consents (and subject to the occurrence of the Settlement Closing and the effectiveness of the transactions contemplated in Article II hereof), Fort James will pay to the Company an amount equal to 50% of reasonable and customary amounts paid by Holdings or the Company in cash to holders of the Company Notes for the purpose of obtaining the Indenture Consent of such holders (the "Consent Payments"). It is understood that for purposes of the preceding sentence, the Consent Payments shall not include any payment of principal or interest on the Company Notes, or any legal, investment banking, accounting, printing, mailing, postage or other costs or expenses of any kind incurred by Holdings or the Company in connection therewith. This Section 5.1(d) will obligate Fort James only if, prior to commencing the solicitation of the Indenture Consents, the Company advises Fort James of the proposed Consent Payment and obtains Fort James' consent with respect thereto, which consent will not be unreasonably withheld.

          5.2. During the term of this Agreement, the Fort James Subsidiaries shall not (1) transfer, sell, offer to sell, grant any option (other than the Option) for the sale of, assign, pledge, grant any security interest in, or otherwise dispose of, any of the Settlement Notes or the Option Notes, or (2) exercise any right under Article IX of the Purchase Agreement (including, without limitation, any right to issue any notice of an exchange under
Section 9.1 of the Purchase

Agreement). Any notice of exchange pursuant to such Section 9.1 heretofore given by any Fort James Entity is hereby revoked.

          5.3. Each of the Fort James Entities, on the one hand, and Holdings and the Company, on the other hand, agrees that money damages may not be a sufficient remedy for any actual or threatened breach of this Agreement by any of them, and that, in addition to all other remedies, the Fort James Entities, on the one hand, and Holdings and the Company, on the other hand, shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such actual or threatened breach, without the necessity of proof of damages.

          5.4. (a) Fort James unconditionally and irrevocably guarantees the prompt performance by each of the other Fort James Entities of each of their respective obligations under this Agreement.

          (b) Holdings unconditionally and irrevocably guarantees the prompt performance by the Company of its obligations under this Agreement.

          5.5. Each of the Fort James Entities hereby consents to and approves actions taken by Holdings and the Company which are necessary for them to take in order to perform their obligations under this Agreement for purposes of
Article V of the Purchase Agreement, and each of the Fort James Entities hereby waives compliance by Holdings and the Company with such Article to the extent such actions violate or conflict with any provision in such Article.

          5.6. The parties shall agree upon the text of any press release to be issued by either party in connection with the execution of this Agreement.

                                   ARTICLE VI
                                   TERMINATION

          6.1. This Agreement shall terminate and be of no force or effect if the Settlement Closing Date does not occur prior to November 1, 1998.

                                   ARTICLE VII
                                  MISCELLANEOUS

          7.1. All notices under this Agreement shall be in writing and shall be delivered personally or shall be sent by prepaid registered or certified mail, or confirmed overnight delivery by Federal Express or similar carrier, or confirmed telecopy transmission, addressed as set forth below or as either party may have designated by notice to the other:

               If to the Fort James Entities:

               Fort James Corporation
               Fort James Operating Company
               Fort James Fiber Company
               Fort James International Holdings, Ltd.
               c/o Fort James Corporation
               P.O. Box 89
               Deerfield, Illinois  60015
               Telecopy:  (804) 343-4846
               Attention:  General Counsel

               with a copy to:

               Wachtell, Lipton, Rosen & Katz
               51 West 52nd Street
               New York, New York  10019
               Telecopy:  (212) 403-2000
               Attention:  Patricia A. Vlahakis, Esq.

               If to Holdings or the Company:

               Crown Vantage Inc.
               300 Lakeside Drive, 14th Floor
               Oakland, California  94612
               Telecopy:  (510) 874-3595
               Attention:  Chief Financial Officer

               with a copy to:

               Howard, Darby & Levin
               1330 Avenue of the Americas
               New York, New York  10019
               Telecopy:  (212) 841-1010
               Attention:  William R. Collins, Esq.

          7.2. Except as provided herein, no party may assign this Agreement or its rights hereunder without the prior written consent of each other party. Holdings shall have the right to assign its right to exercise the Option hereunder to any person, firm, corporation or other entity; provided that no such assignment shall relieve Holdings of its obligations hereunder and Fort James shall have no obligations to such assignee hereunder other than delivery of the Option Notes upon payment of the exercise price.

          7.3. This Agreement embodies and constitutes the entire understanding among the parties with respect to the matters specifically provided herein and, subject to Section 2.1 hereof, all prior agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated, except as otherwise specifically set forth herein or except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

          7.4. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

          7.5. Each of the parties agrees and submits to the personal jurisdiction of the courts of the State of Delaware, both state and federal, and further agrees that the sole forum and venue for any action or proceeding under, in connection with or relating to this Agreement shall be the state or federal courts in Delaware.

          7.6. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and permitted assigns and, to the extent set forth in Article II, this Agreement shall benefit the Fort James Released Parties and the Crown Vantage Released Parties.

          7.7. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                        FORT JAMES CORPORATION


                                        By:  /s/  C.A. Cutchins IV
                                           -----------------------------------
                                            Name: C.A. Cutchins IV
                                            Title: Senior Vice President


                                        FORT JAMES OPERATING COMPANY


                                       By:   /s/  C.A. Cutchins IV
                                           -----------------------------------
                                            Name: C.A. Cutchins IV
                                            Title: Senior Vice President

                                        FORT JAMES FIBER COMPANY


                                       By:   /s/  C.A. Cutchins IV
                                           -----------------------------------
                                            Name: C.A. Cutchins IV
                                            Title: Senior Vice President


                                       FORT JAMES INTERNATIONAL
                                       HOLDINGS, LTD.


                                       By:   /s/  C.A. Cutchins IV
                                           -----------------------------------
                                            Name: C.A. Cutchins IV
                                            Title: President


                                       CROWN VANTAGE INC.


                                       By:   /s/  R. Neil Stuart
                                           -----------------------------------
                                            Name: R. Neil Stuart
                                            Title:  Senior Vice President
                                                    & Chief Financial Officer

                                       CROWN PAPER CO.


                                       By:   /s/  R. Neil Stuart
                                           -----------------------------------
                                            Name: R. Neil Stuart
                                            Title:  Senior Vice President
                                                    & Chief Financial Officer

                                                                       EXHIBIT 1


                       11.45% SENIOR PAY-IN-KIND NOTES DUE 2007


                                              NOTE #             AMOUNT
                                              ------             ------
 Fort James Fiber Company (formerly known        1         $ 39,867,000.00
      as James River Timber Corporation)         4            2,383,000.00
                                                 7            2,418,000.00
                                                10            2,557,000.00
                                                13            2,703,000.00
                                                16            2,858,000.00
                                                           ---------------
      Total FJ Fiber                                       $ 52,786,000.00
                                                           ---------------
                                                           ---------------

 Fort James International Holdings, Ltd.         2         $ 50,000,000.00
      (formerly known as James River             3           10,133,000.00
      International Holdings Ltd.)               5            2,989,000.00
                                                 6              605,000.00
                                                 8            3,033,000.00
                                                 9              614,000.00
                                                11            3,207,000.00
                                                12              649,000.00
                                                14            3,390,000.00
                                                15              687,000.00
                                                17            3,584,000.00
                                                18              726,000.00
                                                           ---------------
      Total FJ International                               $ 79,617,000.00
                                                           ---------------
                                                           ---------------
 Total Fort James Subsidiaries                             $132,403,000.00
                                                           ---------------
                                                           ---------------

                  FIRST AMENDMENT TO 11.45% SENIOR PAY-IN-KIND NOTES

          FIRST AMENDMENT, dated as of March 18, 1998, among Crown Vantage Inc., a Virginia corporation (the "Company"), Fort James Corporation, a Virginia corporation (formerly known as James River Corporation of Virginia) (the "Purchaser"), Fort James Fiber Company, a Virginia corporation (formerly known as James River Timber Corporation) ("Fort James Timber"), Fort James International Holdings, Ltd., a Virginia corporation (formerly known as James River International Holdings Ltd.) ("Fort James International"), which amends
(1) the Note Purchase Agreement, dated as of August 23, 1995 (the "Original Agreement"), between the Company and the Purchaser, (2) the form of Indenture set forth as Exhibit B thereto (the "Indenture") and (3) the related 11.45% Senior Pay-In-Kind Notes due September 1, 2007 (the "11.45% Notes") issued by the Company to Fort James Timber and Fort James International pursuant to the Original Agreement (the "Original Notes").

          WHEREAS, pursuant to an Option and Settlement Agreement dated as of the date hereof among the parties hereto and Crown Paper Co., a Virginia corporation (the "Option and Settlement Agreement"), such parties have provided for certain agreements with respect to the 11.45% Notes; and

          WHEREAS, subject to the occurrence of the Settlement Closing (as defined in the Option and Settlement Agreement), the parties hereto desire to amend the Original Agreement and the Original Notes in certain respects as hereinafter set forth.

          All capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings set forth in the Original Agreement. References to "the Agreement" or "this Agreement" and "the Notes" or "this Note" contained in the Original Agreement, the Original Notes and this Amendment shall mean the Original Agreement and the Original Notes as amended by this Amendment.

          In consideration of the mutual benefits to be derived from this Amendment and of the agreements and promises contained herein and in the Option and Settlement Agreement and other good and valuable consideration, the parties agree that effective upon the occurrence of the Settlement Closing on the Settlement Closing Date:

          1. Exhibit A to the Original Agreement will be amended by deleting the eleventh paragraph (the second complete paragraph on page A-4) of Exhibit A and inserting in its place the following paragraph:

               The Notes are subject to redemption at any time, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice to the Holders by first-class mail in amounts of at least $5 million in principal amount at a redemption price (expressed as a percentage of the principal amount) equal to the Fair Market Price, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of re-cord on applicable Regular Record Dates or Special Record Dates to receive interest due on an Interest Payment Date). As used herein, "Fair Market Price" means the fair market value of the Notes (expressed as a percentage of the principal amount) as determined pursuant to the appraisal procedures described below in this paragraph. Contemporaneously with the Company's notice of redemption ("Notice") to Holders under this paragraph, the Company shall notify the Holders of its selection of an investment bank of international standing to act as an appraiser. Within five days of the Holders' receipt of such Notice, the Holders shall give the Company written notice of their selection of an investment bank of international standing to act as an appraiser. The two selected investment banks shall, within 10 days, agree upon a third investment bank of international standing to act as an appraiser. If the two selected investment banks cannot agree on a third investment bank of international standing, such third investment bank shall be selected by lot from among four candidates, two to be nominated by each of the selected investment banks. The selected appraisers shall independently appraise the fair market value of the Notes within 15 days of the selection of the third appraiser and the average of the two appraisals which are closest in value shall be conclusively deemed to be the fair market value of the Notes. In connection with the first two such Notices, each of the Company and the Holders, respectively, shall bear the fees and expenses of the investment bank selected by it or them, and the fees and expenses of the third investment bank shall be shared equally by the Company and the Holders. The Company shall bear all fees and expenses of the three investment bankers in connection with any subsequent Notice. The three selected investment banks shall cooperate with one another to arrive jointly at the fair market value of the Notes within 15 days of the selection of the third investment bank.

          2. Exhibit B to the Original Agreement will be amended by deleting the fourth paragraph of Section 203(a) of Exhibit B (the last paragraph of page 28) and inserting in its place the following paragraph:

               The Securities are subject to redemption at any time, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice to the Holders by first-class mail in amounts of at least
          $5 million in principal amount at a redemption price
          (expressed as a percentage of the principal amount) equal to the Fair Market Price, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on applicable Regular Record
          Dates or Special Record Dates
          to receive interest due on an Interest Payment Date).
          As used herein, "Fair Market Price" means the fair market value of the Securities (expressed as a percentage of the principal amount) as determined pursuant to the appraisal procedures described below in this paragraph. Contemporaneously with the Company's notice of redemption ("Notice") to Holders under this paragraph, the Company shall notify the Holders of its selection of an investment bank of international standing to act as an appraiser. Within five days of the Holders' receipt of such Notice, the Holders shall give the Company written notice of their selection of an investment bank of international standing to act as an appraiser. The two selected investment banks shall, within 10 days, agree upon a third investment bank of international standing to act as an appraiser. If the two selected investment banks cannot agree on a third investment bank of international standing, such third investment bank shall be selected by lot from among four candidates, two to be nominated by each of the selected investment banks. The selected appraisers shall independently appraise the fair market value of the Securities within 15 days of the selection of the third appraiser and the average of the two appraisals which are closest in value shall be conclusively deemed to be the fair market value of the Securities. In connection with the first two such Notices, each of the Company and the Holders, respectively, shall bear the fees and expenses of the investment bank selected by it or them, and the fees and expenses of the third investment bank shall be shared equally by the Company and the Holders. The Company shall bear all fees and expenses of the three investment bankers in connection with any subsequent Notice. The three selected investment banks shall cooperate with one another to arrive jointly at the fair market value of the Securities within 15 days of the selection of the third investment bank.

          3. Each of the Original Notes and each Secondary Note heretofore issued under the Purchase Agreement will be amended by deleting the eleventh paragraph (the second complete paragraph on page 4) of each of the Original Notes and each Secondary Note heretofore issued under the Purchase Agreement and inserting in its place the following paragraph:

               The Notes are subject to redemption at any time, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice to the Holders by first-class mail in amounts of at least $5 million in principal amount at a redemption price (expressed as a percentage of the principal amount) equal to the Fair Market Price, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on applicable Regular Record Dates or Special Record Dates to receive interest due on an Interest Payment Date).
          As used herein, "Fair Market Price" means the fair market value of the Notes (expressed as a percentage of the principal amount) as determined pursuant to the appraisal procedures described below in this paragraph. Contemporaneously with the Company's notice of redemption ("Notice") to Holders under this paragraph, the Company shall notify the Holders of its selection of an investment bank of international standing to act as an appraiser. Within five days of the Holders' receipt of such Notice, the Holders shall give the Company written notice of their selection of an investment bank of international standing to act as an appraiser. The two selected investment banks shall, within 10 days, agree upon a third investment bank of international standing to act as an appraiser. If the two selected investment banks cannot agree on a third investment bank of international standing, such third investment bank shall be selected by lot from among four candidates, two to be nominated by each of the selected investment banks. The selected appraisers shall independently appraise the fair market value of the Notes within 15 days of the selection of the third appraiser and the average of the two appraisals which are closest in value shall be conclusively deemed to be the fair market value of the Notes. In connection with the first two such Notices, each of the Company and the Holders, respectively, shall bear the fees and expenses of the investment bank selected by it or them, and the fees and expenses of the third investment bank shall be shared equally by the Company and the Holders. The Company shall bear all fees and expenses of the three investment bankers in connection with any subsequent Notice. The three selected investment banks shall cooperate with one another to arrive jointly at the fair market value of the Notes within 15 days of the selection of the third investment bank.

          4. Except as provided herein, all provisions of the Agreement and the Notes remain unmodified and in full force and effect.

          5. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

          6. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                                  CROWN VANTAGE INC.




                                  By:
                                     ---------------------------------------
                                     Name:
                                     Title:

                                  FORT JAMES CORPORATION




                                  By:
                                     ---------------------------------------
                                     Name:
                                     Title:

                                  FORT JAMES FIBER COMPANY




                                  By:
                                     ---------------------------------------
                                     Name:
                                     Title:

                                  FORT JAMES INTERNATIONAL
                                  HOLDINGS, LTD.



                                  By:
                                     ---------------------------------------
                                     Name:
                                     Title:

                       NON-TERMINATED PROVISIONS AND AGREEMENTS

                                                                 SCHEDULE 2.1(a)
                                                                 ---------------






--------------------------------------------------------------------------------
  SURVIVING SECTIONS OF
      CONTRIBUTION
        AGREEMENT               STATUS
--------------------------------------------------------------------------------
 Article I                      Definitions survive to the extent they apply to
                                other surviving provisions in this
                                Schedule 2.1(a).
--------------------------------------------------------------------------------
 Section 2.4 - Additional       Covenants survive as to both parties.
 Payments
 (b) Insurance proceeds
 for Assumed Liabilities
 (c) Retrospective
 premium adjustments
 (d) Post-Spin railroad
 or pollution policy
 bonus/refund
--------------------------------------------------------------------------------
 Section 8.4(a) and (b) -       Covenant survives as to both parties.
 Post-Spin mail handling
--------------------------------------------------------------------------------
 Section 8.5 - Retention of     Covenant survives as to both parties.
 Books and Records
--------------------------------------------------------------------------------
 Section 8.7 - Confidentiality  Covenant survives as to both parties.
--------------------------------------------------------------------------------
 Section 8.10(a) and (b) -      Survives to extent any as yet unidentified Newco
 Further assurances             Assets required to be conveyed or Assumed
                                Liabilities required to be assumed.  Parties
                                know of none as of March 18, 1998.
--------------------------------------------------------------------------------
 Section 8.12 - Instruments of  Survives to extent any as yet unidentified Newco
 Conveyance                     Assets required to be conveyed or Assumed
                                Liabilities required to be assumed.  Parties
                                know of none as of March 18, 1998.
--------------------------------------------------------------------------------
 Section 8.13(a) and (b) -      Survives to extent any as yet unidentified
 Assignment of Contracts        contract assignment not yet effected.  Parties
                                know of none as of March 18, 1998.
--------------------------------------------------------------------------------
 Section 9.1 - ISRA             Covenants survive in accordance with their terms
 Obligations/Liabilities        as to both parties.
 (Milford)
 Section 9.2
--------------------------------------------------------------------------------

                       NON-TERMINATED PROVISIONS AND AGREEMENTS

                                                        ------------------------






--------------------------------------------------------------------------------
  SURVIVING SECTIONS OF
      CONTRIBUTION
        AGREEMENT               STATUS
--------------------------------------------------------------------------------
 Section 10.1(a)(iv)            The category of retirees defined in this Section
 and (v) -Newco Employees       10.1(a)(iv) and (v) is an obligation of Crown
                                Vantage. While the parties know of no
                                individuals as of March 18, 1998 who are in this
                                category but have not yet been identified, the
                                parties acknowledge that one or more such
                                individuals may be identified in the future.
                                Any such future identified individual is
                                referred to herein as a "Newly Identified
                                Retiree."
--------------------------------------------------------------------------------
 The following sections         See above
 survive ONLY to the
 extent they apply to
 Newly Identified
 Retirees and require
 further actions under
 such provisions to
 reflect that such
 retirees have been
 newly identified.

 Section 10.1(c)
 Section 10.4 - Assumption of
 Liabilities

 Section 10.6(d) - Hourly
 Pension Plans
 Section 10.6(m)

 Section 10.6(n)

 Section 10.7(c) - Salaried
 Pension Plans

 Section 10.8(b) - ESOP
 Transfer of assets
 from JRSPP

 Section 10.10 - Worker's
 Compensation
--------------------------------------------------------------------------------

                       NON-TERMINATED PROVISIONS AND AGREEMENTS

                                                        ------------------------






--------------------------------------------------------------------------------
  SURVIVING SECTIONS OF
      CONTRIBUTION
        AGREEMENT               STATUS
--------------------------------------------------------------------------------

 Section 10.11(d) - Welfare     See above
 Benefit Plan

 Section 10.11(e)

 Section 10.13(d) -
 Nonqualified Plans
--------------------------------------------------------------------------------
 Section 10.16 - Indemnity      Covenant survives as to both parties as it
                                relates to all of Article X.
--------------------------------------------------------------------------------
 Section 11.1 - Intellectual    Covenant survives as to both parties.
 Property

 (c) - Perpetual Licenses

 (f) - Access to personnel
 or records

 (g) - Further assurances

 (h) - Confidentiality

 (i) - Permitted successors

 (j) - Use of licensed marks
--------------------------------------------------------------------------------
 Section 15.1(a) fourth         Under Section 15.1 (a), the survival period for
 sentence - ONLY                representations and warranties has terminated.
                                Under the fourth sentence, any covenants which
                                under this Schedule 2.1(a) survive, will also
                                survive for purposes of Article XV.
--------------------------------------------------------------------------------
 Section 15.2(a)(ii) Indemnity  Survives ONLY as to covenants which survive under this Schedule 2.1(a).
--------------------------------------------------------------------------------

                       NON-TERMINATED PROVISIONS AND AGREEMENTS

                                                        ------------------------






--------------------------------------------------------------------------------
  SURVIVING SECTIONS OF
      CONTRIBUTION
        AGREEMENT               STATUS
--------------------------------------------------------------------------------
 Section 15.2(a)(iii) -         This indemnity survives.
 Indemnity for liabilities
 retained/not discharged
--------------------------------------------------------------------------------
 Section 15.3(a)(ii) Indemnity  Survives ONLY as to covenants which survive under this Schedule 2.1(a).
--------------------------------------------------------------------------------
 Section 15.3(a)(iii)           This indemnity survives.
 Indemnity for liabilities
 assumed
--------------------------------------------------------------------------------
 Remainder of Article XV        Survives to extent applicable to surviving parts
                                of Sections 15.1, 15.2 and 15.3.
--------------------------------------------------------------------------------
 Section 18.1 - Notices         Survives as to both parties.
--------------------------------------------------------------------------------
 Section 18.2 - Interpretations Survives as to both parties.
--------------------------------------------------------------------------------
 Section 18.4 - Miscellaneous   Survives as to both parties.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         RELATED
        AGREEMENT
    (INCLUDES CROSS-
  REFERENCE TO SECTION
   5.1 OF CONTRIBUTION
       AGREEMENT)               STATUS
--------------------------------------------------------------------------------
 Tax Agreement - 5.1(d)         Continues in effect in accordance with its
                                terms.
--------------------------------------------------------------------------------
 Cottonwood Pedigreed           CV has sold southern cottonwood plantation;
 Plant Material Sharing         buyer has agreed to assume obligations.
 Agreement - 5.1(e)             Paperwork in progress.
--------------------------------------------------------------------------------

                       NON-TERMINATED PROVISIONS AND AGREEMENTS

                                                        ------------------------






         RELATED
        AGREEMENT
    (INCLUDES CROSS-
  REFERENCE TO SECTION
   5.1 OF CONTRIBUTION
       AGREEMENT)               STATUS
--------------------------------------------------------------------------------
 St. Francisville               FJ has given one-year termination notice.
 Product Supply                 Meanwhile FJ continues to purchase.
 Agreement (Consumer
 Products Division) -
 5.1(g)
--------------------------------------------------------------------------------
 St. Francisville               Continues in effect in accordance with its
 Product Supply                 terms.
 Agreement (Packaging
 Business Division) -
 5.1(h)
--------------------------------------------------------------------------------
 Pulp Technology                Continues in effect in accordance with its
 Services Agreement-            terms.
 5.1(j)
--------------------------------------------------------------------------------
 Pulp Purchase                  Starting 4/98, CV tonnage purchases will be
 Agreement - 5.1(l)             reduced by letter agreement.  Parties currently
                                negotiating an extension beyond 10/98.
--------------------------------------------------------------------------------
 Parchment/Kalamazoo            Continues in effect in accordance with its
 Landfill Agreement -           terms.
 5.1(n)
--------------------------------------------------------------------------------
 Allocation Agreement -         Continues in effect in accordance with its
 5.1(p)                         terms.
--------------------------------------------------------------------------------
 Confidentiality                Continues in effect in accordance with its
 Agreement - 5.1(t)             terms.
--------------------------------------------------------------------------------
 Pension Funding                Ongoing.
 Agreement - 5.1(u)
--------------------------------------------------------------------------------
 Northeast Roundwood            Continues in effect in accordance with its
 Supply Agreement -             terms.
 5.1(x)
--------------------------------------------------------------------------------
 Guaranty Support               Two remaining IDBs -- W. Feliciana $.6 mm and
 Agreement - 5.1(y)             $1 mm. Continues in effect in accordance with
                                its terms.
--------------------------------------------------------------------------------
 Eureka Trademark               Continues in effect in accordance with its
 Agreement - 5.1(z)             terms.
--------------------------------------------------------------------------------

                       NON-TERMINATED PROVISIONS AND AGREEMENTS

                                                        ------------------------






--------------------------------------------------------------------------------
 NEW AGREEMENTS                 STATUS
--------------------------------------------------------------------------------
 Parchment Environmental        Continues in effect in accordance with its
 Agreement dated October 3,     terms.
 1997
--------------------------------------------------------------------------------

                         TERMINATED PROVISIONS AND AGREEMENTS

                                                                 SCHEDULE 2.1(b)
                                                                 ---------------






------------------------------------------------------
                 RELATED
                AGREEMENT
   (INCLUDES CROSS-REFERENCE TO SECTION
      5.1 OF CONTRIBUTION AGREEMENT)      STATUS
------------------------------------------------------
 Transition Services Agreement - 5.1(a)   Terminated
------------------------------------------------------
 Information Technology Services          Terminated
 Agreement - 5.1(b)
------------------------------------------------------
 Assignment and Assumption Agreement -    Terminated
 5.1(c)
------------------------------------------------------
 Berlin Product Supply Agreement -        Terminated
 5.1(f)
------------------------------------------------------
 Offices Sharing Agreement - 5.1(i)       Terminated
------------------------------------------------------
 Pulp Sales Transition Agreement -        Terminated
 5.1(k)
------------------------------------------------------
 Environmental Services Agreement -       Terminated
 5.1(m)
------------------------------------------------------
 Technical Services Agreement - 5.1(o)    Terminated
------------------------------------------------------
 Packaging Papers Supply Agreement -      Terminated
 5.1(q)
------------------------------------------------------
 Naheola Product Supply Agreement -       Terminated
 5.1(r)
------------------------------------------------------
 Equipment Removal Agreement - 5.1(s)     Terminated
------------------------------------------------------
 St. Francisville Wood Chip Supply        Terminated
 Agreement - 5.1(v)
------------------------------------------------------

                         TERMINATED PROVISIONS AND AGREEMENTS

                                                        ------------------------






------------------------------------------------------
                 RELATED
                AGREEMENT
   (INCLUDES CROSS-REFERENCE TO SECTION
      5.1 OF CONTRIBUTION AGREEMENT)      STATUS
------------------------------------------------------
 St. Francisville Roundwood Supply and    Terminated
 Cutting Rights Agreement - 5.1(w)
------------------------------------------------------
 KVP Parchment Lease Agreement - 5.1(aa)  Terminated
------------------------------------------------------
 KVP Parchment Agreement - 5.1(bb)        Terminated
------------------------------------------------------